U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                    ---------
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 15, 2000

                        COMMISSION FILE NUMBER: 000-25579

                              HADRO RESOURCES, INC.
                              --------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     -------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   87-0571853
                                   ----------
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                     3305 W. SPRING MOUNTAIN ROAD, SUITE 60
                             LAS VEGAS, NEVADA 89102
                                  702-433-5250
                         ------------------------------
                 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)

                                      NONE
                        --------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM  1:  CHANGES  IN  CONTROL  OF  REGISTRANT

   (A) ON SEPTEMBER 15, 2000,THE FOLLOWING SALES OF STOCK OCCURRED IN PRIVATE PARTY TRANSACTIONS IN RELIANCE UPON AN EXEMPTION AVAILABLE UNDER
        SECTION 4(1 1/2) OF THE SECURITIES ACT OF 1933, AS AMENDED:

          (1) FRANK DONIS SOLD 7,000,000 SHARES OF RESTRICTED COMMON STOCK TO TRI STAR FINANCIAL SERVICES, INC. THE CONSIDERATION FOR THE PURCHASE PRICE WAS CASH IN THE SUM OF US$7,000.00, WHICH CAME FROM THE PERSONAL ACCOUNT OF THE PURCHASER. THIS STOCK REPRESENTS A CONTROLLING INTEREST (54%) IN THE REGISTRANT, BASED ON A TOTAL OF 13,054,200 SHARES ISSUED AND OUTSTANDING.

          (2) MARILYN J. RAFTER SOLD 250,000 SHARES OF RESTRICTED COMMON STOCK TO GRANT ATKINS. THE CONSIDERATION FOR THE PURCHASE PRICE WAS CASH IN THE SUM OF US$250.00, WHICH CAME FROM THE PERSONAL ACCOUNT OF THE PURCHASER.

          (3) GENE WILSON SOLD 500,000 SHARES OF RESTRICTED COMMON STOCK TO BRENT PIERCE. THE CONSIDERATION FOR THE PURCHASE PRICE WAS CASH IN THE SUM OF US$40,000.00, WHICH CAME FROM THE PERSONAL ACCOUNT OF THE PURCHASER.


 (1)                 (2)                     (3)                   (4)
TITLE OF        NAME/ADDRESS         AMOUNT AND NATURE OF       PERCENT OF
CLASS        OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP(A)      CLASS
---------    -------------------     --------------------     -------------
COMMON       GRANT ATKINS (B)           250,000  SHARES             2%
             1710 BAYSHORE DRIVE
             SUITE 1704
             VANCOUVER, B.C.
             V6G 3G4

COMMON       BRENT PIERCE (B)           500,000  SHARES             4%
             2117 - 139 A STREET
             SURREY, B.C.
             V4A 9V9

COMMON       TRI STAR FINANCIAL
             SERVICES, INC.           7,000,000  SHARES            54%
             435 MARTIN STREET
             SUITE 2000
             BLAINE, WA   98230

               (A)  ALL  OF  THESE  SHARES  ARE  HELD   DIRECTLY  BY  THE  NAMED
                    SHAREHOLDERS, WHO ARE THE SOLE BENEFICIAL OWNERS OF THE SHARES.

               (B) MSSRS. ATKINS AND PIERCE SERVE AS PAID CONSULTANTS TO TRI STAR FINANCIAL SERVICES, INC. ("TRI STAR"), A WASHINGTON CORPORATION, BUT HAVE NO OTHER RELATIONSHIP WITH TRI STAR. THE SOLE OFFICER, DIRECTOR AND SHAREHOLDER OF TRI STAR IS MARCUS JOHNSON.

THERE ARE NO ARRANGEMENTS OR UNDERSTANDINGS AMONG MEMBERS OF BOTH THE FORMER AND NEW CONTROL GROUPS AND THEIR ASSOCIATES WITH RESPECT TO THE ELECTION OF DIRECTORS OF OTHER MATTERS.

   (B) THERE ARE NO ARRANGEMENTS KNOWN TO REGISTRANT, THE OPERATION OF WHICH MAY, AT A SUBSEQUENT DATE, RESULT IN A CHANGE IN CONTROL OF REGISTRANT.


EFFECTIVE SEPTEMBER 15, 2000, FRANK DONIS RESIGNED AS THE PRESIDENT AND AS A DIRECTOR OF REGISTRANT AND GRANT ATKINS WAS APPOINTED TO SERVE AS THE PRESIDENT AND AS A DIRECTOR OF REGISTRANT UNTIL THE NEXT ANNUAL ELECTION OF OFFICERS AND DIRECTORS. MARILYN RAFTER ALSO RESIGNED AS A DIRECTOR, EFFECTIVE SETPEMBER 15, 2000. THE REGISTRATIONS OF MR. DONIS AND MS. RAFTER WERE NOT RELATED TO ANY DISAGREEMENTS OF ANY KIND WITH THE REGISTRANT. ACCORDINGLY, THE CURRENT OFFICERS AND DIRECTORS OF REGISTRANT ARE AS FOLLOWS:

GRANT ATKINS            PRESIDENT AND DIRECTOR
MARILYN RAFTER          SECRETARY AND TREASURER
GENE WILSON             DIRECTOR

                             SIGNATURES
                             ==========

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                        HADRO RESOURCES, INC.
DATED:  SEPTEMBER 20,2000          BY:  /s/GRANT ATKINS
                                        -----------------------
                                        GRANT ATKINS, PRESIDENT